COLLATERAL ACCOUNT AGREEMENT

THIS COLLATERAL ACCOUNT AGREEMENT is made as of June 26, 2020 (the “Agreement”), by and between JET YARD, LLC, an Arizona limited liability company (together with its successors and assigns “Grantor”), and MINNESOTA BANK & TRUST, Minnesota banking corporation (together with its successors and assigns, the “Secured Party”).

WITNESSETH

        A. Air T, Inc., a Delaware corporation (the “Borrower”), and the Secured Party are parties to that certain Amended and Restated Credit Agreement dated as of March 28, 2019, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of September 24, 2019 (as so amended, the “Existing Credit Agreement”).

        B. The Borrower has requested that the Secured Party amend the Existing Credit Agreement to, among other things, convert the entire $9,463,000 principal balance of “Supplemental Revolving Loans” outstanding under the Existing Credit Agreement to a term loan.

        C. The Secured Party has agreed to such request of the Borrower, pursuant to and subject to the terms and conditions of, that certain Second Amended and Restated Credit Agreement dated as of even date herewith (the “Credit Agreement”) amending and restating the Existing Credit Agreement in its entirety.

        D. As a condition precedent to the effectiveness of the Credit Agreement, Secured Party has required that, among other things, Grantor execute and deliver this Agreement.

        E. Grantor has determined that the execution, delivery and performance of this Agreement are in its best business and pecuniary interest.

NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Credit Agreement.

2. Cash Collateral Account. Grantor has established a demand deposit account bearing Account Number _______________ (the “Cash Collateral Account”) with the Secured Party. All deposits into the Cash Collateral Account are hereinafter referred to as the “Funds”. The Funds shall be held, applied to the Obligations and released by the Secured Party in accordance with the terms and conditions of this Agreement.

3. Security Interest. In order to secure Grantor’s repayment of the Obligations and the performance of all covenants and conditions required on the part of Grantor to be observed or
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performed hereunder or under the Credit Agreement or any other Loan Document, Grantor hereby pledges to and grants to the Secured Party a continuing security interest in the Funds and in the Cash Collateral Account. Until applied to the Obligations or released as provided below, the Funds and the Cash Collateral Account shall constitute security for the Obligations. Pursuant to this Agreement, Grantor has granted to the Secured Party a direct security interest in the Funds and the Cash Collateral Account and such Funds and the Cash Collateral Account are not claimed merely as proceeds of other collateral.

4. Application of Funds. The Cash Collateral Account shall be under the sole dominion and control of Secured Party. Funds deposited in the Cash Collateral Account shall be applied to the Obligations as and when such Funds become available funds (subject to the Secured Party’s funds availability policy) upon the earliest to occur of (a) the occurrence of an Event of Default; or (b) the Maturity Date. Notwithstanding the foregoing, Grantor shall have the right to transfer Funds from the Cash Collateral Account to another Collateral Account maintained by another Pledgor Party with the Secured Party without the consent of Secured Party.

5. Investments. The Cash Collateral Account shall be a demand deposit account maintained with the Secured Party.

6. No Rights to Funds. Except for Secured Party’s rights under Section 4 of this Agreement, no Person, including, without limitation, Grantor shall have any right to withdraw any of the Funds held in the Cash Collateral Account, without the prior written consent of Secured Party and (b) unless previously applied by the Secured Party pursuant to Section 4 hereof, the Secured Party shall pay any Funds remaining in the Cash Collateral Account to Grantor or to whomever may be legally entitled thereto upon the indefeasible payment in full of all Obligations in cash following the termination of Secured Party’s obligation to extend credit to Grantor.

7. No Liens. Grantor agrees that it will not (a) sell or otherwise dispose of any interest in the Cash Collateral Account or any Funds held therein, or (b) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to the Cash Collateral Account or any Funds held therein except in favor of the Secured Party.

8. Care of Account. The Secured Party shall exercise reasonable care in the custody and preservation of any Funds held in the Cash Collateral Account and shall be deemed to have exercised such care if such Funds are accorded treatment substantially equivalent to that which the Secured Party accords to its own property, it being understood that the Secured Party shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any such Funds.

9. Remedies Cumulative. No right or remedy conferred upon or reserved to the Secured Party under this Agreement is intended to be exclusive of any other right or remedy, and each and every such right and remedy shall be cumulative and concurrent and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary by the Secured Party.

10. Indemnification. Grantor hereby agrees to indemnify Secured Party against all liability arising in connection with or on account of the Cash Collateral Account or on account of this Agreement, except for any such liabilities arising solely on account of Secured Party’s gross negligence or willful misconduct.

11. Deposit Agreements. The terms and conditions of this Agreement are in addition to any deposit account agreements and other related agreements that Grantor has with Secured Party, including without limitation all agreements concerning banking products and services, treasury management documentation, account booklets containing the terms and conditions of the Cash Collateral Account, signature cards, fee schedules, disclosures, specification sheets and change of terms notices (collectively, the "Deposit Agreements"). The provisions of this Agreement shall supersede the provisions of the Deposit Agreements only to the extent the provisions herein are inconsistent with the Deposit Agreements, and in all other respects, the Deposit Agreements shall remain in full force and effect. All items deposited into the Deposit Account shall be processed according to the provisions of the Deposit Agreements, as amended by this Agreement.

12. Miscellaneous.

(a) Except as otherwise expressly provided herein, in any instance where the consent or approval of the Secured Party is required or may be given or where any determination, judgment or decision is to be rendered by the Secured Party under this Agreement, such approval and consent shall be given or withheld in the Secured Party’s sole and absolute discretion.

(b) All notices hereunder shall be given in accordance with the provisions of the Credit Agreement.

(c) This Agreement shall be binding upon Grantor and its successors and assigns and shall inure to the benefit of the Secured Party and its successors and assigns. Grantor shall not assign any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

(d) This Agreement is intended solely for the benefit of the Secured Party, and no third party shall have any right or interest in this Agreement, nor any right to enforce this Agreement against any party hereto.

(e) This Agreement may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Grantor or the Secured Party, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

(f) If any provision of this Agreement shall conflict with any provisions of the other Credit Agreement or any Loan Document regarding the Cash Collateral Account or the Funds, the provisions most favorable to the Secured Party shall control.

(g) If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

(h) THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. The parties agree that Minnesota is the "secured party’s jurisdiction" for purposes of the Uniform Commercial Code.

(i) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(j)  EACH OF THE GRANTOR AND THE SECURED PARTY HEREBY WAIVES ANY RIGHT WHICH SUCH PERSON MAY HAVE TO A TRIAL BY JURY IN ANY ACTION RELATING TO THIS AGREEMENT.

(k) AT THE OPTION OF THE SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; GRANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT JURISDICTION IS NOT PROPER AND THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, SECURED PARTY, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

(l) The recitals to this Agreement are incorporated into and constitute an integral part of this Agreement.

(m) Secured Party’s right to withdraw and apply amounts in the Cash Collateral Account shall be in addition to all other rights and remedies provided to the Secured Party under the Credit Agreement and the other Loan Documents and at law or in equity.

(n) Grantor and the Secured Party agree that: (i) the Secured Party has “control” over the Cash Collateral Account within the meaning of Section 9-104 of the Uniform Commercial Code enacted in the State of Minnesota (the “UCC”); and (ii) pursuant to Section 9-314(b) of the UCC, the Secured Party’s security interest in the Cash Collateral Account is perfected by control.

(o) To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party to, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. Receipt by telecopy, pdf file or other electronic means of any executed signature page to this Agreement shall constitute effective delivery of such signature page.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

MINNESOTA BANK & TRUST, a Minnesota state banking corporation

By: _____________________________________
Name: Eric P. Gundersen
Its:  Senior Vice President

        Address for Notices:
9800 Bren Road East, Suite 200
Minnetonka, MN 55343
Attention: Mr. Eric P. Gundersen, SVP

        With a copy to (which shall not constitute notice or service of process):

Fabyanske, Westra, Hart & Thomson, P.A
333 South Seventh Street, Suite 2600
Attention: Frederick H. Ladner, Esq.

JET YARD, LLC, an Arizona limited liability company

By:
Name: Nicholas J. Swenson
Its:   Director

Address for Notices:
JET YARD, LLC
5000 West 36th Street, Suite 200
Minneapolis, MN 55416
Attention: Mark Jundt, Esq.

        With a copy to (which shall not constitute notice or service of process):

Winthrop & Weinstine, P.A.
225 S. 6th Street
Minneapolis, MN 55402
Attention: Phil Coltan, Esq.

[Collateral Account Agreement Signature Page]